Finance Costs And Income - Summary of finance costs and income (Detail) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023
Finance Costs [Abstract]
Interest on debt		$ 86	$ 101
Accretion of Notes discount	[1]	12	8
Lease interest expense		4	5
Other interest expense		1	4
Total finance costs		103	118
Finance Income
Interest income		5	24
Net finance costs		$ 98	$ 94

[1]	Accretion of Notes discount for the year ended December 31, 2024, includes $3 million of accretion related to the early redemption of 10 percent of the Notes. Refer to Note 17 “Long-Term Debt” for further details.